Exhibit 21.1

                           AMERIHOST PROPERTIES, INC.
                             LISTING OF SUBSIDIARIES
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                                                                State of
                                                              Incorporation                   Ownership
        Entity                                                or Organization                 Percentage
Amerihost Development, Inc.                                     Illinois                        100.00%
Amerihost International, Inc.                                   Delaware                        100.00%
Amerihost Lodging Group, Inc.                                   Delaware                        100.00%
Amerihost Management, Inc.                                      Illinois                        100.00%
Amerihost Renovations, Inc.                                     Illinois                        100.00%
Amerihost Staffing, Inc.                                        Illinois                        100.00%
AP Equities of Arkansas, Inc.                                   Arkansas                        100.00%
AP Equities of Florida, Inc.                                     Florida                        100.00%
AP Equities of Indiana, Inc.                                     Indiana                        100.00%
AP Equities of Ohio, Inc.                                         Ohio                          100.00%
AP Hotels of Georgia, Inc.                                       Georgia                        100.00%
AP Hotels of Illinois, Inc.                                     Illinois                        100.00%
AP Hotels of Kansas, Inc.                                        Kansas                         100.00%
AP Hotels of Michigan, Inc.                                     Delaware                        100.00%
AP Hotels of Mississippi, Inc.                                 Mississippi                      100.00%
AP Hotels of Ohio, Inc.                                         Delaware                        100.00%
AP Hotels of Pennsylvania, Inc.                               Pennsylvania                      100.00%
AP Hotels of Texas, Inc.                                        Delaware                        100.00%
AP Hotels of Vermont, Inc.                                       Vermont                        100.00%
AP Hotels of Vermont, Inc.                                      Delaware                        100.00%
AP Hotels of West Virginia, Inc.                              West Virginia                     100.00%
AP Lodging of Ohio, Inc.                                          Ohio                          100.00%
AP Properties of Ohio, Inc.                                       Ohio                          100.00%
API of Indiana, Inc.                                             Indiana                        100.00%
API of Wisconsin, Inc.                                          Wisconsin                       100.00%
Hammond Investors, Inc.                                          Indiana                        100.00%
Niles Illinois Hotel Corporation                                Illinois                        100.00%
Schiller Park Investors, Inc.                                   Illinois                        100.00%
Shorewood Hotel Investments, Inc.                               Illinois                        100.00%
Shorewood Investors, Inc.                                       Illinois                        100.00%
AP Hotels of West Virginia, Inc.                              West Virginia                     100.00%
AmeriHost Inns of Illinois, Inc.                                Illinois                        100.00%
AmeriHost Inns of Ohio, Inc.                                      Ohio                          100.00%
AP Hotels of Wisconsin, Inc.                                    Wisconsin                       100.00%
AP Hotels of Iowa, Inc.                                           Iowa                          100.00%
AP Hotels of Kentucky, Inc.                                     Kentucky                        100.00%
API/Crawfordsville, Inc.                                         Indiana                        100.00%
API/Cloverdale, Inc.                                             Indiana                        100.00%
API/Marysville, Inc.                                              Ohio                          100.00%
API/Plainfield, Inc.                                             Indiana                        100.00%
AP Hotels of California, Inc.                                  California                       100.00%
AmeriHost Inns of Michigan, Inc.                                Michigan                        100.00%
AP Hotels of Missouri, Inc.                                     Missouri                        100.00%
AP Properties of Mississippi, Inc.                             Mississippi                      100.00%
AP Hotels of Tennessee, Inc.                                    Tennessee                       100.00%
AP Hotels of Oklahoma, Inc.                                     Oklahoma                        100.00%
AP Hotels of Indiana, Inc.                                       Indiana                        100.00%
AP Hotels/Altoona, Inc.                                       Pennsylvania                      100.00%
API/Athens, OH, Inc.                                              Ohio                          100.00%
API/Hammond, IN, Inc.                                            Indiana                        100.00%
API/Lancaster, OH, Inc.                                           Ohio                          100.00%
API/Logan, OH, Inc.                                               Ohio                          100.00%
API/Macomb, IL, Inc.                                            Illinois                        100.00%
API/Metropolis, IL, Inc.                                        Illinois                        100.00%
AP Hotels/Parkersburg, WV, Inc.                               West Virginia                     100.00%
API/Sullivan, IN, Inc.                                           Indiana                        100.00%
API/Sycamore, IL, Inc.                                          Illinois                        100.00%
API/Washington C.H., OH, Inc.                                     Ohio                          100.00%
AmeriHost Inns of America, Inc.                                 Delaware                        100.00%
AmeriHost Inns, Inc.                                            Delaware                        100.00%
Sullivan Motel Associates, Ltd.                                  Indiana                        56.00%
White River Junction, VT 393 Limited Partnership                 Vermont                        83.30%
Metropolis, IL 1292 Limited Partnership                         Illinois                        54.90%
Bowling Green, Ohio 590 Limited Partnership                       Ohio                          64.16%
Findlay, Ohio 391 Limited Partnership                             Ohio                          56.67%
Dayton, Ohio 1291 Limited Partnership                             Ohio                          61.50%
Altoona, PA 792 Limited Partnership                           Pennsylvania                      62.78%
New Philadelphia, Ohio 1092 Limited Partnership                   Ohio                          50.35%
Kenton, Ohio 1095 Limited Partnership                             Ohio                          52.50%

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